Exhibit 21.1

METLIFE, INC.
As of 12/31/2018

Wholly-Owned Active Subsidiaries1

1. 150 NORTH RIVERSIDE PE MEMBER, LLC (DE)
2. 23RD STREET INVESTMENTS, INC. (DE)
3. 85 BROAD STREET MEZZANINE LLC (DE)
4. 500 GRANT STREET ASSOCIATES LIMITED PARTNERSHIP (CT)
5. 500 GRANT STREET GP LLC (DE)
6. 1001 PROPERTIES, LLC (DE)
7. 1201 TAB MANAGER, LLC (DE)
8. 1320 GP LLC (DE)
9. 1320 OWNER LP (DE)
10. 1320 VENTURE LLC (DE)
11. 1925 WJC OWNER, LLC (DE)
12. 6104 HOLLYWOOD, LLC (DE)
13. 10700 WILSHIRE, LLC (DE)
14. AFP GENESIS ADMINISTRADORA DE FONDOS Y FIDECOMISOS S.A. (ECUADOR)
15. AGENVITA S.R.L. (ITALY)
16. ALICO EUROPEAN HOLDINGS LIMITED (IRELAND)
17. ALICO HELLAS SINGLE MEMBER LIMITED LIABILITY COMPANY (GREECE)
18. ALICO OPERATIONS, LLC (DE)
19. ALTERNATIVE FUELS I, LLC (DE)
20. AMERICAN LIFE INSURANCE COMPANY (DE)
21. BEST MARKET S.A. (ARGENTINA)
22. BORDERLAND INVESTMENTS LIMITED (DE)
23. BOULEVARD RESIDENTIAL, LLC (DE)
24. BUFORD LOGISTICS CENTER, LLC (DE)
25. CC HOLDCO MANAGER, LLC (DE)
26. CHESTNUT FLATS WIND, LLC (DE)
27. COMMUNICATION ONE KABUSHIKI KAISHA (JAPAN)
28. COMPANIA INVERSORA METLIFE S.A. (ARGENTINA)
29. CONVENT STATION EURO INVESTMENTS FOUR COMPANY (UK)
30. CORPORATE REAL ESTATE HOLDINGS, LLC (DE)
31. COVA LIFE MANAGEMENT COMPANY (DE)
32. CLOSED JOINT-STOCK COMPANY MASTER D (RUSSIA)
33. DELAWARE AMERICAN LIFE INSURANCE COMPANY (DE)

_______________
1Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

34. ECONOMY FIRE & CASUALTY COMPANY (IL)
35. ECONOMY PREFERRED INSURANCE COMPANY (IL)
36. ECONOMY PREMIER ASSURANCE COMPANY (IL)
37. EL CONQUISTADOR MAH II LLC (DE)
38. ENTRECAP REAL ESTATE II LLC (DE)
39. EURO CL INVESTMENTS, LLC (DE)
40. EXCELENCIA OPERATIVA Y TECNOLOGICA, S.A de C.V. (MEXICO)
41. FEDERAL FLOOD CERTIFICATION LLC (TX)
42. FIRST AMERICAN – HUNGARIAN INSURANCE AGENCY LIMITED (HUNGARY)
43. FUNDACION METLIFE MEXICO, A.C. (MEXICO)
44. GLOBAL PROPERTIES, INC. (DE)
45. HASKELL EAST VILLAGE, LLC (DE)
46. HOUSING FUND MANAGER, LLC (DE)
47. HPZ ASSETS LLC (DE)
48. HYATT LEGAL PLANS OF FLORIDA, INC. (FL)
49. HYATT LEGAL PLANS, INC. (DE)
50. INTERNATIONAL INVESTMENT HOLDING COMPANY LIMITED (RUSSIA)
51. INTERNATIONAL TECHNICAL AND ADVISORY SERVICES LIMITED (DE)
52. INVERSIONES METLIFE HOLDCO DOS LIMITADA (CHILE)
53. INVERSIONES METLIFE HOLDCO TRES LIMITADA (CHILE)
54. JOINT STOCK COMPANY METLIFE INSURANCE COMPANY (RUSSIA)
55. LHC HOLDINGS (US) LLC (DE)
56. LHCW HOLDINGS (US) LLC (DE)
57. LHCW HOTEL HOLDING LLC (DE)
58. LHCW HOTEL HOLDING (2002) LLC (DE)
59. LHCW HOTEL OPERATING COMPANY (2002) LLC (DE)
60. LOGAN CIRCLE PARTNERS I LLC (PA)
61. LOGAN CIRCLE PARTNERS, L.P. (PA)
62. LOGAN CIRCLE PARTNERS GP, LLC (PA)
63. LOGAN CIRCLE PARTNERS INVESTMENT MANAGEMENT, LLC (DE)
64. LONG ISLAND SOLAR FARM LLC (DE)
65. LUMENLAB MALAYSIA SDN. BHD. (MALAYSIA)
66. MARKETPLACE RESIDENCES, LLC (DE)
67. MCPP OWNERS, LLC (DE)
68. MET II OFFICE LLC (FL)
69. MET II OFFICE MEZZANINE, LLC (FL)
70. MET CANADA SOLAR ULC (CANADA)
71. METLIFE 425 MKT MEMBER, LLC (DE)
72. METLIFE 555 12TH MEMBER, LLC (DE)
73. METLIFE 8280 MEMBER, LLC (DE)
74. METLIFE 1007 STEWART, LLC (DE)
75. METLIFE 1201 TAB MEMBER, LLC (DE)

76. METLIFE ADMINISTRADORA DE FUNDOS MULTIPATROCINADOS LTDA. (BRAZIL)
77. METLIFE ALTERNATIVES GP, LLC (DE)
78. METLIFE ASIA HOLDING COMPANY PTE. LTD. (SINGAPORE)
79. METLIFE ASIA LIMITED (HONG KONG)
80. METLIFE ASSET MANAGEMENT CORP. (JAPAN)
81. METLIFE ASSIGNMENT COMPANY, INC. (DE)
82. METLIFE AUTO & HOME INSURANCE AGENCY, INC. (RI)
83. METLIFE BL FEEDER (CAYMAN) LP (CAYMAN ISLANDS)
84. METLIFE BL FEEDER, LP (DE)
85. METLIFE BORO STATION MEMBER, LLC (DE)
86. METLIFE CABO HILTON MEMBER, LLC (DE)
87. METLIFE CAMINO RAMON MEMBER, LLC (DE)
88. METLIFE CANADIAN PROPERTY VENTURES, LLC (NY)
89. METLIFE CAPITAL CREDIT L.P. (DE)
90. METLIFE CAPITAL TRUST IV (DE)
91. METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
92. METLIFE CB W/A, LLC (DE)
93. METLIFE CC MEMBER, LLC (DE)
94. METLIFE CHILE ADMINISTRADORA DE MUTUOS HIPOTECARIOS S.A. (CHILE)
95. METLIFE CHILE INVERSIONES LIMITADA (CHILE)
96. METLIFE CHILE SEGUROS DE VIDA S.A. (CHILE)
97. METLIFE CHILE SEGUROS GENERALES S.A. (CHILE)
98. METLIFE CHINO MEMBER, LLC (DE)
99. METLIFE COLOMBIA SEGUROS de VIDA S.A. (COLOMBIA)
100. METLIFE CONSUMER SERVICES, INC. (DE)
101. METLIFE COMMERCIAL MORTGAGE INCOME FUND GP, LLC (DE)
102. METLIFE CONSQUARE MEMBER, LLC (DE)
103. METLIFE CORE PROPERTY FUND GP, LLC (DE)
104. METLIFE CORE PROPERTY TRS, LLC (DE)
105. METLIFE CREDIT CORP.(DE)
106. METLIFE DIGITAL VENTURES, INC.
107. METLIFE EMEKLILIK VE HAYAT A.S. (TURKEY)
108. METLIFE EU HOLDING COMPANY LIMITED (IRELAND)
109. METLIFE EUROPE INSURANCE d.a.c.(IRELAND)
110. METLIFE EUROPE d.a.c. (IRELAND)
111. METLIFE EUROPE SERVICES LIMITED (IRELAND)
112. METLIFE EUROPEAN HOLDINGS, LLC. (DE)
113. METLIFE FINANCIAL SERVICES, CO., LTD (SOUTH KOREA)
114. METLIFE FM HOTEL MEMBER, LLC (DE)
115. METLIFE FUNDING, INC. (DE)
116. METLIFE GENERAL INSURANCE LIMITED (AUSTRALIA)

117. METLIFE GLOBAL, INC. (DE)
118. METLIFE GLOBAL BENEFITS, LTD. (CAYMAN ISLANDS)
119. METLIFE GLOBAL HOLDING COMPANY I GmbH (SWISS I) (SWITZERLAND)
120. METLIFE GLOBAL HOLDING COMPANY II GmbH (SWISS II) (SWITZERLAND)
121. METLIFE GLOBAL HOLDINGS CORPORATION S.A. De C.V.(MEXICO)
122. METLIFE GLOBAL INFRASTRUCTURE LUX GP, S. À.R.L. (LUXEMBOURG)
123. METLIFE GLOBAL OPERATIONS SUPPORT CENTER PRIVATE LIMITED (INDIA)
124. METLIFE GROUP, INC. (NY)
125. METLIFE HCMJV 1 GP, LLC (DE)
126. METLIFE HEALTH PLANS, INC. (DE)
127. METLIFE HOLDINGS, INC. (DE)
128. METLIFE HOME LOANS, LLC (DE)
129. METLIFE INNOVATION CENTRE LIMITED (IRELAND)
130. METLIFE INNOVATION CENTRE PTE. LTD. (SINGAPORE)
131. METLIFE INSURANCE AND INVESTMENT TRUST (AUSTRALIA)
132. METLIFE INSURANCE BROKERAGE, INC. (NY)
133. METLIFE INSURANCE K.K. (JAPAN)
134. METLIFE INSURANCE LIMITED (AUSTRALIA)
135. METLIFE INTERNATIONAL HF PARTNERS, LP (CAYMAN ISLANDS)
136. METLIFE INTERNATIONAL HOLDINGS, LLC (DE)
137. METLIFE INTERNATIONAL LIMITED, LLC (DE)
138. METLIFE INTERNATIONAL PE FUND I, LP (CAYMAN ISLANDS)
139. METLIFE INTERNATIONAL PE FUND II, LP (CAYMAN ISLANDS)
140. METLIFE INTERNATIONAL PE FUND III, LP (CAYMAN ISLANDS)
141. METLIFE INTERNATIONAL PE FUND IV, LP (CAYMAN ISLANDS)
142. METLIFE INTERNATIONAL PE FUND V, LP (CAYMAN ISLANDS)
143. METLIFE INTERNATIONAL PE FUND VI, LP (CAYMAN ISLANDS)
144. METLIFE INVESTMENT ADVISORS, LLC (DE)
145. METLIFE INVESTMENT MANAGEMENT HOLDINGS (IRELAND) LIMITED (IRELAND)
146. METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)
147. METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
148. METLIFE INVESTMENT MANAGEMENT HOLDINGS, LLC (DE)
149. METLIFE INVESTMENT MANAGEMENT LIMITED (UNITED KINGDOM)
150. METLIFE INVESTMENTS PTY LIMITED (AUSTRALIA)
151. METLIFE INVESTMENTS SECURITIES, LLC (DE)
152. METLIFE INVESTORS DISTRIBUTION COMPANY (MO)
153. METLIFE INVESTORS GROUP, LLC (DE)
154. METLIFE IRELAND HOLDINGS ONE LIMITED (IRELAND)
155. METLIFE IRELAND TREASURY D.A.C. (IRELAND)
156. METLIFE LATIN AMERICA ASESORIAS E INVERSIONES LIMITADA (CHILE)
157. METLIFE LHH MEMBER, LLC (DE)
158. METLIFE LIFE INSURANCE S.A. (GREECE)

159. METLIFE LIMITED (HONG KONG)
160. METLIFE LOAN ASSET MANAGEMENT LLC (DE)
161. METLIFE MALL VENTURES LIMITED PARTNERSHIP (DE)
162. METLIFE MAS, S.A. DE C.V. (MEXICO)
163. METLIFE MEMBER SOLAIRE, LLC (DE)
164. METLIFE MEXICO HOLDINGS, S. DE R.L. DE C.V. (MEXICO)
165. METLIFE MEXICO S.A. (MEXICO)
166. METLIFE MEXICO SERVICIOS, S.A. DE C.V. (MEXICO)
167. METLIFE MIDDLE MARKET PRIVATE DEBT GP, LLC (DE)
168. METLIFE MIDDLE MARKET PRIVATE DEBT PARALLEL GP, LLC (DE)
169. METLIFE MIDDLE MARK PRIVATE DEBT PARALLEL, FUND, LP (CAYMAN ISLANDS)
170. METLIFE OBSMEMBER, LLC (DE)
171. METLIFE OFC MEMBER, LLC (DE)
172. METLIFE ONTARIO STREET MEMBR, LLC (DE)
173. METLIFE PARK TOWER MEMBER, LLC (DE)
174. METLIFE PENSIONES MEXICO S.A. (MEXICO)
175. METLIFE PENSION TRUSTEES LIMITED (UK)
176. METLIFE PLANOS ODONTOLOGICOS LTDA. (BRAZIL)
177. METLIFE POWSZECHNE TOWARTZYSTWO EMERYTALNE S.A. (POLAND)
178. METLIFE PRIVATE EQUITY HOLDINGS, LLC (DE)
179. METLIFE PROPERTIES VENTURES, LLC (DE)
180. METLIFE PROPERTY VENTURES CANADA ULC (CANADA)
181. METLIFE REAL ESTATE LENDING LLC (DE)
182. METLIFE REAL ESTATE LENDING MANAGER LLC (DE)
183. METLIFE REINSURANCE COMPANY OF BERMUDA LTD. (BERMUDA)
184. METLIFE REINSURANCE COMPANY OF CHARLESTON (SC)
185. METLIFE REINSURANCE COMPANY OF VERMONT (VT)
186. METLIFE RETIREMENT SERVICES LLC (NJ)
187. METLIFE SAENGMYOUNG INSURANCE COMPANY LTD. (SOUTH KOREA)- (also known as MetLife Insurance Company of Korea Limited)
188. METLIFE SECURITIZATION DEPOSITOR, LLC (DE)
189. METLIFE SEGUROS DE RETIRO S.A. (ARGENTINA)
190. METLIFE SEGUROS S.A. (URUGUAY)
191. METLIFE SEGUROS S.A. (ARGENTINA)
192. METLIFE SERVICES AND SOLUTIONS, LLC (DE)
193. METLIFE SERVICES CYPRUS LIMITED (CYPRUS)
194. METLIFE SERVICES EAST PRIVATE LIMITED (INDIA)
195. METLIFE SERVICES EEIG (IRELAND)
196. METLIFE SERVICES EOOD (BULGARIA)
197. METLIFE SERVICES, SOCIEDAD LIMITADA (SPAIN)
198. METLIFE SERVICES SP Z.O.O (POLAND)
199. METLIFE SERVICIOS S.A. (ARGENTINA)

200. METLIFE SLOVAKIA S.R.O.(SLOVAKIA)
201. METLIFE SOLUTIONS PTE. LTD. (SINGAPORE)
202. METLIFE SOLUTIONS S.A.S. (FRANCE)
203. METLIFE SP HOLDINGS, LLC (DE)
204. METLIFE SYNDICATED BANK LOAN FUND, SCSP (LUXEMBOURG)
205. METLIFE SYNDICATED BANK LOAN LUX GP, S.À.R.L. (LUXEMBOURG)
206. METLIFE THR INVESTOR, LLC (DE)
207. METLIFE TOWARZYSTWO FUNDUSZY INWESTYCYJNYCH S.A. (POLAND)
208. METLIFE TOWARZYSTWO UBEZPIECZEN NA ZYCIE I REASEKURACJI S.A. (POLAND)
209. METLIFE TOWER RESOURCES GROUP, INC. (DE)
210. METLIFE TREAT TOWERS MEMBER, LLC (DE)
211. METLIFE WORLDWIDE HOLDINGS, LLC (DE)
212. METROPOLITAN CASUALTY INSURANCE COMPANY (RI)
213. METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
214. METROPOLITAN GENERAL INSURANCE COMPANY (RI)
215. METROPOLITAN GLOBAL MANAGEMENT, LLC. (DE/ IRELAND)
216. METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
217. METROPOLITAN LIFE INSURANCE COMPANY (NY)
218. METROPOLITAN LIFE INSURANCE COMPANY OF HONG KONG LIMITED (HONG KONG)
219. METROPOLITAN LIFE SEGUROS E PREVIDÊNCIA PRIVADA S.A. (BRAZIL)
220. METROPOLITAN LIFE SOCIETATE de ADMINISTRARE a UNUI FOND de PENSII ADMINISTRAT PRIVAT S.A. (ROMANIA)
221. METROPOLITAN LLOYDS, INC. (TX)
222. METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
223. METROPOLITAN TOWER LIFE INSURANCE COMPANY (NE)
224. METROPOLITAN TOWER REALTY COMPANY, INC. (DE)
225. MEX DF PROPERTIES, LLC (DE)
226. MIDTOWN HEIGHTS, LLC (DE)
227. MIM PROPERTY MANAGEMENT, LLC (DE)
228. MIM PROPERTY MANAGEMENT OF GEORGIA 1, LLC (DE)
229. MISSOURI REINSURANCE, INC. (CAYMAN ISLANDS)
230. ML-AI METLIFE MEMBER 1, LLC (DE)
231. ML-AI METLIFE MEMBER 2, LLC (DE)
232. ML-AI METLIFE MEMBER 3, LLC (DE)
233. ML-AI METLIFE MEMBER 4, LLC (DE)
234. ML CERRITOS TC MEMBER, LLC (DE)
235. ML SLOAN’S LAKE MEMEBR, LLC (DE)
236. ML SOUTHLANDS MEMBER, LLC (DE)
237. ML VENTURE 1 MANAGER, S. DE R. L. DE C.V. (MEXICO)
238. MLA COMERCIAL, S.A. DE C.V. (MEXICO)

239. MLA SERVICIOS, S.A. DE C.V. (MEXICO)
240. MLIA MANAGER I, LLC (DE)
241. MLIA SBAF MANAGER, LLC (DE)
242. ML BRIDGESIDE APARTMENTS LLC (DE)
243. ML CAPACITACION COMERCIAL S.A. DE C.V. (MEXICO)
244. ML DOLPHIN GP, LLC (DE)
245. ML DOLPHIN MEZZ, LLC (DE)
246. ML MILILANI MEMBER, LLC (DE)
247. ML NEW RIVER VILLAGE III, LLC (DE)
248. ML SENTINEL SQUARE MEMBER, LLC (DE)
249. ML SOUTHMORE, LLC (DE)
250. MLIC ASSET HOLDINGS II LLC (DE)
251. MLIC ASSET HOLDINGS LLC (DE)
252. MLIC CB HOLDINGS LLC (DE)
253. ML SWAN GP, LLC (DE)
254. ML SWAN MEZZ, LLC (DE)
255. ML TERRACES, LLC (DE)
256. MPLIFE, S. DE R.L. DE C.V
257. MM GLOBAL OPERATIONS SUPPORT CENTER, S.A. DE C.V. (MEXICO)
258. MMP OWNERS, LLC (DE)
259. MSV IRVINE PROPERTY, LLC (DE)
260. MTC FUND I, LLC (DE)
261. MTC FUND II, LLC (DE)
262. MTC FUND III, LLC (DE)
263. MTL LEASING, LLC (DE)
264. NATILOPORTEM HOLDINGS, LLC (DE)
265. NEWBURY INSURANCE COMPANY, LIMITED (DE)
266. OCONEE GOLF COMPANY, LLC (DE)
267. OCONEE HOTEL COMPANY, LLC (DE)
268. OCONEE LAND COMPANY, LLC (DE)
269. OCONEE LAND DEVELOPMENT COMPANY, LLC (DE)
270. OCONEE MARINA COMPANY, LLC (DE)
271. OMI MLIC INVESTMENTS LIMITED (CAYMAN ISLANDS)
272. PARK TOWER JV MEMBER, LLC (DE)
273. PARK TOWER REIT, INC. (DE)
274. PARK TWENTY THREE INVESTMENTS COMPANY (UNITED KINGDOM)
275. PJSC METLIFE (UKRAINE)
276. PLAZA DRIVE PROPERTIES LLC (DE)
277. PREFCO DIX-HUIT LLC (CT)
278. PREFCO FOURTEEN LIMITED PARTNERSHIP (CT)
279. PREFCO IX REALTY LLC (CT)
280. PREFCO TEN LIMITED PARTNERSHIP (CT)
281. PREFCO TWENTY LIMITED PARTNERSHIP (CT)

282. PREFCO VINGT LLC (CT)
283. PREFCO X HOLDINGS LLC (CT)
284. PREFCO XIV HOLDINGS LLC (CT)
285. PROVIDA INTERNACIONAL S.A. (CHILE)
286. SAFEGUARD HEALTH PLANS, INC. (CA)
287. SAFEGUARD HEALTH PLANS, INC. (FL)
288. SAFEGUARD HEALTH PLANS, INC. (TX)
289. SAFEGUARD HEALTH ENTERPRISES, INC. (DE)
290. SAFEHEALTH LIFE INSURANCE COMPANY (CA)
291. SANDPIPER COVE ASSOCIATES, LLC (DE)
292. SANDPIPER COVE ASSOCIATES II, LLC (DE)
293. SOUTHCREEK INDUSTRIAL HOLDINGS, LLC (DE)
294. ST. JAMES FLEET INVESTMENTS TWO LIMITED (CAYMAN ISLANDS)
295. THE BUILDING AT 575 FIFTH AVENUE MEZZANINE LLC (DE)
296. THE BUILDING AT 575 FIFTH RETAIL HOLDING LLC (DE)
297. THE BUILDING AT 575 FIFTH RETAIL OWNER (DE)
298. THE DIRECT CALL CENTRE PTY LIMITED (AUSTRALIA)
299. TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
300. VIRIDIAN MIRACLE MILE, LLC (DE)
301. WFP 1000 HOLDING COMPANY GP, LLC (DE)
302. WHITE OAK ROYALTY COMPANY (OK)

METLIFE, INC.
As of 12/31/2018

Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its own account) of 10% through 99% of the total outstanding voting stock2

303. 60 11th STREET, LLC (DE) 28.91%
304. 100 CONGRESS OWNER, LLC (DE) 15.9005%
305. 100 CONGRESS REIT , LLC (DE) 15.9005%
306. 100 CONGRESS VENTURE, LLC (DE) 15.9005%
307. 249 INDUSTRIAL BUSINESS PARK, LLC (DE) 27.4645%
308. 249 INDUSTRIAL BUSINESS PARK VENTURE, LLC (DE) 27.4645%
309. AFP PROVIDA S.A. (CHILE) 94.7%
310. ALICO PROPERTIES, INC. (DE) 51%
311. ALTA BURNSIDE, LLC (DE) 26.74175%
312. ALTA BURNSIDE VENTURE, LLC (DE) 26.74175%
313. AMMETLIFE INSURANCE BERHAD (MALAYSIA) 50.000001%
314. AMMETLIFE TAKAFUL BERHAD (MALAYSIA) 49.9999997%
315. BIDV METLIFE LIFE INSURANCE LIMITED LIABILITY COMPANY (VIETNAM) 60%
316. BLOCK 23 RESIDENTIAL INVESTORS, LLC (DE) 26.019%
317. BUFORD LOGISTICS CENTER 2 VENTURE, LLC (DE) 27.4645%
318. BUFORD LOGISTICS CENTER BLDG A VENTURE, LLC (DE) 27.4645%
319. DENVER PAVILIONS OWNERCO, LLC (DE) 23.128%
320. DENVER PAVILIONS VENTURE, LLC (DE) 23.128%
321. DES MOINES CREEK BUSINESS PARK PHASE II, LLC (DE) 27.4645%
322. DMCBP PHASE II VENTURE, LLC (DE) 27.4645%
323. FIFE ENTERPRISE CENTER VENTURE, LLC (DE) 28.91%
324. HELLENIC ALICO LIFE INSURANCE COMPANY, LTD. (CYPRUS) 27.5%
325. HIGH STREET SEVENTH AND OSBORN APARTMENTS, LLC (DE) 26.74175%
326. MAGNOLIA PARK GREENVILLE, LLC (DE) 26.019%
327. MAGNOLIA PARK GREENVILLE VENTURE, LLC (DE) 26.019%
328. MAXIS GBN S.A.S. (FRANCE) 50%
329. MCMIF HOLDCO I, LLC (DE) 34.13%
330. MCMIF HOLDCO II, LLC (DE) 34.13%
331. MCP – ENGLISH VILLAGE, LLC (DE) 28.91%
332. MCP 2 AMES, LLC (DE) 28.91%
333. MCP 2 AMES ONE, LLC (DE) 28.91%
334. MCP 2 AMES OWNER, LLC (DE) 25.7299%
335. MCP 2 AMES TWO, LLC (DE) 28.91%
336. MCP 7 RIVERWAY, LLC (DE) 28.91%
337. MCP 60 11TH STREET MEMBER, LLC (DE) 28.91%

_______________
2Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

338. MCP 100 CONGRESS MEMBER, LLC (DE) 15.9005%
339. MCP 249 INDUSTRIAL BUSINESS PARK MEMBER, LLC (DE) 28.91%
340. MCP 350 ROHLWING, LLC (DE) 28.91%
341. MCP 550 WEST WASHINGTON, LLC (DE) 28.91%
342. MCP 1900 MCKINNEY, LLC (DE) 28.91%
343. MCP 22745 &22755 RELOCATION DRIVE, LLC (DE) 28.91%
344. MCP 3040 POST OAK, LLC (DE) 28.91%
345. MCP 4600 SOUTH SYRACUSE, LLC (DE) 28.91%
346. MCP 9020 MURPHY ROAD, LLC (DE) 28.91%
347. MCP ALLEY24 EAST, LLC (DE) 28.91%
348. MCP ASHTON SOUTH END, LLC (DE) 28.91%
349. MCP ATLANTA GATEWAY, LLC (DE) 28.91%
350. MCP BLOCK 23 MEMBER, LLC (DE) 28.91%
351. MCP BUFORD LOGISTICS CENTER 2 MEMBER, LLC (DE) 28.91%
352. MCP BUFORD LOGISTICS CENTER BLDG B, LLC (DE) 28.91%
353. MCP BURNSIDE MEMBER, LLC (DE) 28.91%
354. MCP DMCBP PHASE II MEMBER, LLC (DE) 27.4645%
355. MCP DENVER PAVILIONS MEMBER, LLC (DE) 28.91%
356. MCP ENV CHICAGO, LLC (DE) 28.91%
357. MCP FIFE ENTERPRISE C, LLC (DE) 28.91%
358. MCP FIFE ENTERPRISE MEMBER, LLC (DE) 28.91%
359. MCP HIGHLAND PARK LENDER, LLC (DE) 28.91%
360. MCP LODGE AT LAKECREST, LLC (DE) 28.91%
361. MCP MA PROPERTY REIT, LLC (DE) 28.91%
362. MCP MAGNOLIA PARK MEMBER, LLC (DE) 28.91%
363. MCP MAIN STREET VILLAGE, LLC (DE) 28.91%
364. MCP MOUNTAIN TECHNOLOGY CENTER MEMBER TRS, LLC (DE) 28.91%
365. MCP NORTHYARDS HOLDCO, LLC (DE) 28.91%
366. MCP NORTHYARDS OWNER, LLC (DE) 28.91%
367. MCP NORTHYARDS MASTER LESSEE, LLC (DE) 28.91%
368. MCP ONE WESTSIDE, LLC (DE) 28.91%
369. MCP ONYX, LLC (DE) 28.91%
370. MCP PARAGON POINT, LLC (DE) 28.91%
371. MCP PLAZA AT LEGACY, LLC (DE) 28.91%
372. MCP PROPERTY MANAGEMENT, LLC (DE) 28.91%
373. MCP SEATTLE GATEWAY I MEMBER, LLC (DE) 28.91%
374. MCP SEATTLE GATEWAY II MEMBER, LLC (DE) 28.91%
375. MCP SEVENTH AND OSBORNE MF MEMBER, LLC (DE) 28.91%
376. MCP SEVENTH AND OSBORNE RETAIL MEMBER, LLC (DE) 28.91%
377. MCP SOCAL INDUSTRIAL – ANAHEIM, LLC (DE) 28.91%
378. MCP SOCAL INDUSTRIAL – BERNARDO, LLC (DE) 28.91%
379. MCP SOCAL INDUSTRIAL – CANYON, LLC (DE) 28.91%
380. MCP SOCAL INDUSTRIAL – CONCOURSE, LLC (DE) 28.91%

381. MCP SOCAL INDUSTRIAL – FULLERTON, LLC (DE) 28.91%
382. MCP SOCAL INDUSTRIAL – KELLWOOD, LLC (DE) 28.91%
383. MCP SOCAL INDUSTRIAL – LAX, LLC (DE) 28.91%
384. MCP SOCAL INDUSTRIAL – LOKER, LLC (DE) 28.91%
385. MCP SOCAL INDUSTRIAL – ONTARIO, LLC (DE) 28.91%
386. MCP SOCAL INDUSTRIAL – REDONDO, LLC (DE) 28.91%
387. MCP SOCAL INDUSTRIAL – SPRINGDALE, LLC (DE) 28.91%
388. MCP THE PALMS AT DORAL, LLC (DE) 28.91%
389. MCP TRIMBLE CAMPUS, LLC (DE) 28.91%
390. MCP UNION ROW, LLC (DE) 28.91%
391. MCP VALLEY FORGE, LLC (DE) 28.91%
392. MCP VALLEY FORGE, ONE LLC (DE) 28.91%
393. MCP VALLEY FORGE OWNER, LLC (DE) 25.7299%
394. MCP VALLEY FORGE TWO, LLC (DE) 28.91%
395. MCP VOA HOLDINGS, LLC (DE) 28.91%
396. MCP VOA I & III, LLC (DE) 28.91%
397. MCP VOA II, LLC (DE) 28.91%
398. MCP WATERFORD ATRIUM, LLC (DE) 28.91%
399. MCP WELLINGTON, LLC (DE) 28.91%
400. MCP WEST BROAD MARKETPLACE, LLC (DE) 28.91%
401. MCPF ACQUISITION, LLC (DE) 28.91%
402. MCPF – NEEDHAM, LLC (DE) 28.91%
403. METLIFE, LIFE INSURANCE COMPANY (EGYPT) 84.125%
404. METLIFE AMERICAN INTERNATIONAL GROUP AND ARAB NATIONAL BANK COOPERATIVE INSURANCE COMPANY (SAUDI ARABIA) 30%
405. METLIFE COMMERCIAL MORTGAGE INCOME FUND, LP (DE) 29.2%
406. METLIFE COMMERCIAL MORTGAGE ORIGINATOR, LLC (DE) 29.2%
407. METLIFE COMMERCIAL MORTGAGE REIT, LLC (DE) 29.2%
408. METLIFE CORE PROPERTY FUND, LP (DE) 34.13%
409. METLIFE CORE PROPERTY HOLDINGS, LLC (DE) 34.13%
410. METLIFE CORE PROPERTY REIT, LLC (DE) 34.13%
411. METLIFE MIDDLE MARKET PRIVATE DEBT FUND, LP (DE) 63%
412. METLIFE MUTUAL FUND COMPANY (GREECE) 90%
413. METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS (TX)
414. MOUNTAIN TECHNOLOGY CENTER VENTURE, LLC (DE) 27.4645%
415. MOUNTAIN TECHNOLOGY CENTER VENTURE SUB A, LLC (DE) 27.4645%
416. MOUNTAIN TECHNOLOGY CENTER VENTURE SUB B, LLC (DE) 27.4645%
417. MOUNTAIN TECHNOLOGY CENTER VENTURE SUB C, LLC (DE) 27.4645%
418. MOUNTAIN TECHNOLOGY CENTER VENTURE SUB D, LLC (DE) 27.4645%
419. MOUNTAIN TECHNOLOGY CENTER VENTURE SUB E, LLC (DE) 27.4645%
420. PNB METLIFE INDIA INSURANCE COMPANY LIMITED (INDIA) 26%
421. SINO-US UNITED METLIFE INSURANCE CO., LTD. (CHINA) 50%
422. SEATTLE GATEWAY I MEMBER, LLC (DE) 27.4645%

423. SEATTLE GATEWAY II MEMBER, LLC (DE) 27.4645%
424. SEATTLE GATEWAY INDUSTRIAL I, LLC (DE) 27.4645%
425. SEATTLE GATEWAY INDUSTRIAL II, LLC (DE) 27.4645%
426. SEATTLE GATEWAY II VENTURE, LLC (DE) 27.4645%
427. SEVENTH AND OSBORN MF VENTURE, LLC (DE) 26.74175%
428. SEVENTH AND OSBORN RETAIL, LLC (DE) 26.74175%
429. SEVENTH AND OSBORN RETAIL VENTURE, LLC (DE) 26.74175%
430. SLR BLOCK 23 RESIDENTIAL OWNER, LLC (DE) 26.019%